FORM 52-109FT2

CERTIFICATION OF INTERIM FILINGS

DURING TRANSITION PERIOD

I, Ronald P. Gagel, Chief Financial Officer, FNX Mining Company Inc., certify that:

1.

I, have reviewed the interim filings (as this term is defined in Multilateral Instrument 52-109 Certification of Disclosure in Issuers’ Annual and Interim Filings) of FNX Mining Company Inc.  (the issuer) for the interim period ending June 30, 2005;

2.

Based on my knowledge, the interim filings do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or that is necessary to make a statement not misleading in light of the circumstances under which it was made, with respect to the period covered by the interim filings; and

3.

Based on my knowledge, the interim financial statements together with the other financial information included in the interim filings fairly present in all material respects the financial condition, results of operations and cash flows of the issuer, as of the date and for the periods presented in the interim filings.

Date:

August 4, 2005

/s/ Ronald P. Gagel

Signature

Ronald P. Gagel

Chief Financial Officer

FNX Mining Company Inc.

FORM 52-109FT2

CERTIFICATION OF INTERIM FILINGS

DURING TRANSITION PERIOD

I, Terry MacGibbon, Chief Executive Officer, FNX Mining Company Inc., certify that:

4.

I, have reviewed the interim filings (as this term is defined in Multilateral Instrument 52-109 Certification of Disclosure in Issuers’ Annual and Interim Filings) of FNX Mining Company Inc.  (the issuer) for the interim period ending June 30, 2005;

5.

Based on my knowledge, the interim filings do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or that is necessary to make a statement not misleading in light of the circumstances under which it was made, with respect to the period covered by the interim filings; and

6.

Based on my knowledge, the interim financial statements together with the other financial information included in the interim filings fairly present in all material respects the financial condition, results of operations and cash flows of the issuer, as of the date and for the periods presented in the interim filings.

Date:

August 4, 2005

/s/ Terry MacGibbon

Signature

Terry MacGibbon

Chief Executive Officer

FNX Mining Company Inc.